ADVERTISING SERVICES AGREEMENT

            This ADVERTISING SERVICES AGREEMENT (this "Agreement"), effective as of January 1, 1999 (the "Effective Date"), by and between DoubleClick Inc., a Delaware corporation ("DoubleClick") and Compaq Computer Corporation, a Delaware corporation (together with its direct and indirect subsidiaries and affiliates, "Compaq").

            WHEREAS, DoubleClick and Compaq are parties to that certain Procurement and Trafficking Agreement, dated December 19, 1996, between DoubleClick and Digital Equipment Corporation (Compaq's predecessor-in-interest), as amended by Amendment No. 1, dated December 16, 1997 (collectively, the "Existing Agreement")

            WHEREAS, DoubleClick and Compaq desire to replace the Existing Agreement and DoubleClick has agreed to provide certain advertising services to Compaq for the Alta Vista Web site currently located at the URL www.altavista.com (together with all Alta Vista content pages and any successor public Internet search and navigation Web site or pages, the "Web Site"), subject to certain terms and conditions;

            (***)

            WHEREAS, in furtherance of the objectives set forth above, the parties hereto desire to enter into this Agreement.

            NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, DoubleClick and Compaq, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      1.1 Definitions. As used in this Agreement, the following terms shall have the meanings specified below:

            (a) "Ad Sales Service" shall mean the services provided by DoubleClick on behalf of Compaq in relation to the Web Site pursuant to Article III.

            (b) "Advertiser" shall mean a Person who provides Advertising, whether directly or through its advertising agency, to promote itself, its brands or the products or services that it offers.

            (c) "Advertiser Contract" shall mean any contract with an Advertiser.

            (d) "Advertising" or "Advertisement" shall mean material that (i) promotes a brand or products or services and (ii) is provided to Compaq (whether directly or through

(***) Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

DoubleClick) for delivery to Users. "Advertising" or "Advertisement" shall be classified either as a Standard Ad Unit or a Beyond-the-Banner Arrangement.

            (e) "Affiliate" shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person.

            (f) "Agreement" shall mean this Agreement and the schedules, exhibits and addenda attached hereto as the same may be amended, supplemented or modified in accordance with the terms hereof.

            (g) "Average Combined Pricing" shall have the meaning set forth in
Section 4.4 of this Agreement.

            (h) "Average DART Only Fee" shall have the meaning set forth in
Section 4.4 of this Agreement.

            (i) "Badge" shall mean a graphical element in a fixed location on a Page designed for the delivery of Advertising that is, as of the Effective Date, 125x125 pixels (file size up to 5K bytes), 120x60 pixels (file size up to 2K or 3K bytes), 100x40 pixels (file size up to 2K bytes), 234x60 pixels (file size up to 6K bytes), or any other size in use prior to the Effective Date on any Page that is a DoubleClick Represented Page under this Agreement, and shall, in all cases, include all natural evolutions thereof. A current sample of a Badge is attached hereto as Exhibit A.

            (j) "Bad Debt" shall mean receivables for billed Net Revenues in which collection has not been made and, in accordance with criteria set by Compaq, is deemed uncollectable. In no event shall a receivable that is less than One Hundred and Twenty (120) days past due be deemed uncollectable.

            (k) "Banner" shall mean a graphical element in a fixed location on a Page designed for the delivery of Advertising that is, as of the Effective Date, 468x60 pixels (file size up to 12K bytes), and shall include all natural evolutions thereof. A current sample of a Banner is attached hereto as Exhibit A.

            (l) "Barter" shall mean the exchange or trade of any unsold inventory on the Web Site for non-monetary consideration.

            (m) "Beyond-the-Banner Arrangements" shall mean any arrangement, as now existing or hereafter developed, for Advertising on a Page or Pages other than a Standard Ad Unit. "Beyond-the-Banner Arrangements" include, but are not limited to, the following: (i) ad units hereafter developed other than the Standard Ad Units (whether or not such newly-developed ad unit requires integration with the content on the Web Site); (ii) Pages on the Web Site that are customized so that they include co-branding with, or sponsorship by, the Advertiser during the course of the arrangements; and (iii) Pages on the Web Site that feature content created or licensed from the Advertiser or another third party specifically for the advertising campaign in question. Advertising campaigns may include both Beyond-the-Banner Arrangements and Standard Ad Units.

            (n) "Button" shall mean a graphical element in a fixed location on a Page designed for the delivery of Advertising that is, as of the Effective Date, 88x33 pixels (files size up to 2K bytes), and shall include all natural evolutions thereof. A current sample of a Button is attached hereto as Exhibit A.

            (o) "Centralized Internet Ad Company" shall mean any company that is primarily engaged in the business of targeting, measuring and delivering Advertising on the Internet via a network of web sites all linked to the company's computers.

            (p) "Comparable Customer" shall have the meaning set forth in
Section 4.4 to this Agreement.

            (q) "Compaq" shall have the meaning set forth in the preamble to this Agreement.

            (r) "Compaq Indemnitee" shall have the meaning set forth in Section
7.2 to this Agreement.

            (s) "Confidential Information" shall have the meaning set forth in
Section 10.1 to this Agreement.

            (t) "Content Zone" shall mean either (i) any section of the Web Site existing as of the date of this Agreement that contains editorial content, whether such content is developed by Compaq or licensed from a third party, provided that the Standard Ad Units in such section had been sold by DoubleClick prior to the Effective Date of this Agreement, or (ii) any currently existing section of the Web Site that offers services to Users (e.g., translation and e-mail services) other than services that would be offered on a Home Page, Search Results Page or Directory Page.

            (u) "Content Zone Page" shall mean any Page within a Content Zone. For purposes of this Agreement, any Page that has attributes of a Content Zone Page shall be deemed a "Content Zone Page", even if it also has attributes of a Directory Page. However, any Page that has the attributes of a Content Zone Page and also of a Home Page and/or Search Results Page shall be deemed to be a "Home Page" or "Search Results Page" only, and shall in no event be deemed a "Content Zone Page."

            (v) "DART Service" shall mean a service provided by DoubleClick to Web site publishers for the targeted and measured delivery of Standard Ad Units through the System from DoubleClick's servers to specified Web sites based on criteria selected by Advertisers.

            (w) "Directory Page" shall mean any Page that contains a comprehensive directory of Web sites, whether existing on the Web Site as of the date of this Agreement or developed in the future. Any Page that has the attributes of a Directory Page and of a Home Page, Search Results Page and/or Content Zone Page shall be defined in accordance with the definitions of "Home Page", "Search Results Page" and "Content Zone Page", and shall in no event be deemed a "Directory Page."

            (x) "DoubleClick" shall have the meaning set forth in the recitals to this Agreement.

            (y) "DoubleClick Competitor" shall mean any Person that is primarily engaged in the business of third party online advertising sales and services; provided, however, that a Person shall be deemed a "DoubleClick Competitor" if it owns a division, business unit or similar entity that is primarily engaged in the business of third party online advertising sales and services.

            (z) "DoubleClick Represented Pages" shall mean any Pages for which DoubleClick may sell Advertising pursuant to the terms of this Agreement.

            (aa) "DoubleClick Indemnitee" shall have the meaning set forth in
Section 7.1 to this Agreement.

            (bb) "Effective Date" shall have the meaning set forth in the preamble to this Agreement.

            (cc) "Existing Agreement" shall have the meaning set forth in the recitals to this Agreement.

            (dd) "Existing Orders" shall have the meaning set forth in Section 3.8(e) to this Agreement.

            (ee) "Home Page" shall mean the Page initially presented to the User when accessing the primarily advertised Web Site URL. For the purposes of this Agreement, any Page that has the attributes of a Home Page shall be deemed to be the "Home Page," even if it also has attributes of any of the following: a Search Results Page, Content Zone Page and/or Directory Page.

            (ff) "HTML Modifications" shall have the meaning set forth in
Section 3.8 to this Agreement.

            (gg) "Impression" shall mean each occurrence of Advertising on a Page resulting from a User accessing or visiting such Page.

            (hh) "Indemnitee" shall have the meaning set forth in Section 7.3 to this Agreement.

            (ii) "Indemnitor" shall have the meaning set forth in Section 7.3 to this Agreement.

            (jj) "International Ads" shall have the meaning set forth in Section 3.2(b) to this Agreement.

            (kk) "Local Ads" shall have the meaning set forth in Section 3.2(c) to this Agreement.

            (ll) "National Ads" shall have the meaning set forth in Section 3.2(a) to this Agreement.

            (mm) "Net Payable" shall have the meaning set forth in Section 4.6 of this Agreement

            (nn) "Net Revenue" shall mean (***)

            (oo) "New Inventory" shall have the meaning set forth in Section 3.5 to this Agreement.

            (pp) "New Inventory Addendum" shall mean the addendum, to be signed by both Compaq and DoubleClick, that will confirm the New Inventory that will be subject to this Agreement and the specific arrangements for such New Inventory.

            (qq) "New Web Site Area" shall have the meaning set forth in Section
3.5 to this Agreement.

            (rr) "Non-U.S. Advertiser" shall mean an Advertiser for which the primary sales contact with respect to a given Advertising campaign is based in Advertiser's offices outside of the United States; provided, however, that if an Advertiser is represented by an advertising agency, the primary sales contact shall be deemed to be the agency's primary contact in the Advertiser's organization.

            (ss) "Page" shall mean a page on the Web Site that is linked to the DART Service.

            (tt) "Paid Advertising" or "Paid Advertisement" shall mean (i) Advertising which is paid for by an Advertiser; (ii) Advertising that is provided to an Advertiser free of charge as a component of a Paid Advertising campaign; and (iii) Advertising provided as a make-good to an Advertiser so long as DoubleClick shall not receive credit more than once for such make-good.

            (uu) "Permitted Designees" shall mean any designee of Compaq provided that such Person is not a DoubleClick Competitor.

            (vv) "Person" shall mean any individual, firm, corporation, partnership, trust, association, joint venture, company or other entity, or any government authority.

            (ww) "Sales Policies" shall have the meaning set forth in Section
3.11 to this Agreement.

            (xx) "Search Results Page" shall mean the Page on any section of the Web Site on which the results of a keyword search powered by the AltaVista search engine appear. For the purposes of this Agreement, any Page that has the attributes of a Search Results Page shall be deemed to be a "Search Results Page" only, even if it also has attributes of any of the following:

(***) Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

Content Zone Page or Directory Page. However, any Page that has the attributes of both a Search Results Page and Home Page shall be deemed a "Home Page" only, and shall in no event be deemed a Search Results Page.

            (yy) "Services" shall mean, collectively, the DART Service, the Ad Sales Service, and any other service provided by DoubleClick to Compaq under this Agreement.

            (zz) "Standard Ad Unit" shall mean a Banner, Badge, Button, Toolbox or Text Link.

            (aaa) "Strategic Advertiser" shall mean any Person that enters into a Strategic Advertising Arrangement.

            (bbb) "Strategic Advertising Arrangement" shall have the meaning set forth in Section 3.3 to this Agreement.

            (ccc) "System" shall mean DoubleClick's proprietary DART software technology.

            (ddd) "Term" shall have the meaning set forth in Section 5.1 to this Agreement.

            (eee) "Text Link" shall mean a hypertext link in a fixed location on a Page designed for the delivery of Advertising that is, as of the Effective Date, a 1x1 pixel tracking gif (file size up to 1K bytes; file size for text 500 bytes or less; no more than two lines of text, no more than 20 characters per line), and shall include all natural evolutions thereof. A current sample of a Text Link is attached hereto as Exhibit A.

            (fff) "Toolbox" shall mean a graphical element in a fixed location on a Page designed for the delivery of Advertising that is, as of the Effective Date, 131x190 pixels (file size up to 8K bytes), and shall include all natural evolutions thereof. A current sample of a Toolbox is attached hereto as Exhibit E.

            (ggg) "Top Three" shall have the meaning set forth in Section 5.4 to this Agreement.

            (hhh) "Trademark Use Guidelines" shall have the meaning set forth in
Section 8.1 to this Agreement.

            (iii) "Unpaid Advertising" or "Unpaid Advertisement" shall mean any Advertisement that is not a Paid Advertisement. Examples of "Unpaid Advertising" include (i) Advertisements that promote Compaq, the Web Site, or their respective products and services, and (ii) Advertisements Bartered by Compaq pursuant to Section 3.6.

            (jjj) "U.S. Advertiser" shall mean an Advertiser for which the primary sales contact with respect to a given Advertising campaign is based in Advertiser's offices in the United States; provided, however, that if an Advertiser is represented by an advertising agency, the primary sales contact shall be deemed to be the agency's primary contact in the Advertiser's organization.

            (kkk) "User" shall mean any Person that accesses the Web Site.

            (lll) "Web Site" shall have the meaning set forth in the recitals to this Agreement.

            (mmm) "Year 1" shall mean the period from the Effective Date until December 31, 1999.

            (nnn) "Year 2" shall mean the period from January 1, 2000 to December 31, 2000.

            (ooo) "Year 3" shall mean the period from January 1, 2001 through the termination of this Agreement.

            (ppp) "Year 2 Excluded Advertisers" shall have the meaning set forth in Section 3.7 to this Agreement.

            (qqq) "Year 3 Excluded Advertisers" shall have the meaning set forth in Section 3.7 to this Agreement.

                                   ARTICLE II
                                  DART SERVICE

      2.1 DART Service.

            (a) Subject to the terms and conditions of this Agreement, DoubleClick hereby agrees to provide the DART Service to Compaq for the Web Site during the Term. Standard Ad Units placed on the Web Site by Compaq or DoubleClick shall be delivered exclusively by DoubleClick through the DART Service. Subject to the fees described in Article IV, DoubleClick agrees also to deliver through the DART Service those Beyond-the-Banner Arrangements as may be requested by Compaq. A description of the DART Service as of the date hereof is attached hereto as Exhibit B.

            (b) DoubleClick grants to Compaq the non-exclusive and non-transferable (except as permitted pursuant to Section 11.8) right to access and use the DART Service, which Compaq can access and use on DoubleClick's Web servers by means of a unique password issued by DoubleClick, and for the purposes of: (i) performing projections of Standard Ad Unit Impression inventories that might be available through the DART Service, (ii) uploading and storing Standard Ad Units for delivery by DoubleClick through the DART Service,
(iii) selecting trafficking criteria for the delivery of Standard Ad Units to Users, and (iv) receiving reports of Standard Ad Units Impressions and other data related to the delivery of Standard Ad Units by the DART Service.

      2.2 Compaq's DART Service Obligations. Compaq shall be responsible for soliciting Advertising, except to the extent such soliciting is conducted by DoubleClick on behalf of Compaq pursuant to this Agreement. With respect to all Advertising sold by Compaq that is delivered through the DART Service, Compaq shall be responsible for trafficking Advertising

(which shall include the input of Advertising into the System) and handling all inquiries of any type or nature. Trafficking of Advertising may be outsourced to DoubleClick at Compaq's request and for additional fees (as set forth in Article IV below). With respect to all Advertising sold by Compaq that is delivered through the DART Service, Compaq shall obtain all necessary rights, licenses, consents, waivers and permissions from Advertisers and others to allow DoubleClick to store and deliver Advertising and otherwise operate the DART Service on Compaq's behalf and on behalf of Compaq's Advertisers, and to use any data provided to or collected by the System, and Compaq agrees to comply with any further requirements of the ad insertion orders agreed with DoubleClick.

      2.3 DoubleClick's DART Service Obligations. DoubleClick's sole obligations in relation to the DART Service under this Agreement shall be (i) to make the System available to Compaq, (ii) to deliver Advertising through the DART Service according to the trafficking criteria selected by Compaq and Compaq's Advertisers using the System and (iii) to provide training sessions explaining the proper use of the DART Service and the System.

      2.4 Proprietary Rights and Restrictions. DoubleClick is the exclusive supplier of the DART Service and the exclusive owner of all right, title and interest in and to the System, all software, databases and other aspects and technologies related to the System and DART Service, including the System, and any enhancements thereto. Compaq shall not use the System or any data thereby provided except pursuant to the limited rights expressly granted in this Agreement. Compaq shall use the System only in accordance with reference manuals to be supplied by DoubleClick and only in accordance with DoubleClick's standard security procedures, as posted on the DoubleClick Web site or otherwise provided to Compaq. Compaq has the sole and exclusive right to use all data derived by its use of the DART Service, for any purpose related to Compaq's business with Advertisers, provided that DoubleClick may use and disclose the User data (other than personally-identifiable information) derived from Compaq's use of the DART Service pursuant to this Agreement only (i) for DoubleClick's reporting purposes (consisting of the compilation of aggregated statistics about the DART Service (e.g., the aggregate number of ads delivered) that may subsequently be provided to customers, potential customers and disclosed to the general public; (ii) if required by court order, law, or governmental agency (including but not limited to, the Securities and Exchange Commission); and (iii) to the extent necessary to integrate operation and management of the Services for the Web Site within the operation and management of the DART Service by DoubleClick for all its customers and otherwise for the DoubleClick Network.

                                   ARTICLE III
                        ADVERTISING SALES REPRESENTATION

      3.1 Compaq's Reservation of Rights. Other than the rights expressly granted to DoubleClick in this Article III, Compaq reserves to itself and its Permitted Designees the sole and exclusive right to sell Advertising of any type and nature on the Web Site.

      3.2 Scope of Ad Sales Representation. During the Term, subject to the limitations stated herein, DoubleClick and its authorized representatives, licensees and assigns shall be Compaq's sole and exclusive representative with respect only to the following types of

Advertising for the following types of Advertisers, and shall have the exclusive right to enter into agreements for such Advertising on behalf of Compaq:

            (a) Standard Ad Units located on the Home Page, Search Results Pages, Directory Pages, and subject to Section 3.7(a), Content Zone Pages, offered to U.S. Advertisers to target Users who are located in any of six or more U.S. states specified by such U.S. Advertiser ("National Ads");

            (b) Standard Ad Units and Beyond-the-Banner Arrangements on any Page, offered to Non-U.S. Advertisers (the "International Ads"); and

            (c) Standard Ad Units on any DoubleClick Represented Page, offered to U.S. Advertisers to target Users who are located in any of five or fewer U.S. states specified by such U.S. Advertiser ("Local Ads").

      3.3 Exceptions. During the Term, DoubleClick's exclusive rights set forth above shall be subject to the following exceptions, provided that Compaq may only solicit and enter into the arrangements described in this Section 3.3 through its own or its Permitted Designees efforts:

            (a) With respect to the International Ads, Compaq shall have the right to enter into Beyond-the-Banner Arrangements with Non-U.S. Advertisers;

            (b) With respect to the National Ads, Compaq shall have the right to sell listings on Yellow Page-type Directory Pages, to the extent that such Directory Pages are not currently in existence as of the date hereof;

            (c) (***)

            (d) (***)

            (e) (***)

(***) Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

      3.4 No Other Rights. Other than as set forth in this Article III, DoubleClick shall not have the right to place Advertising on the Web Site.

      3.5 New Web Site Areas. The parties recognize that Compaq will regularly update the design and content of the Web Site. Compaq shall keep DoubleClick informed of all planned changes to the Web Site. As early in the process as is feasible, Compaq shall also identify to DoubleClick the additional Standard Ad Units ("New Inventory") in any newly-created area of the Web Site ("New Web Site Area"). Compaq and DoubleClick shall cooperate in identifying those portions, if any, of the New Inventory that DoubleClick would have the right to sell on behalf of Compaq and shall confirm any such arrangements by completing and signing a New Inventory Addendum, based on the form of which that appears as Exhibit C attached hereto. The parties will also determine and specify in the New Inventory Addendum whether DoubleClick's right to act on behalf of Compaq in respect of such portions of the New Inventory is exclusive, and the circumstances under which Compaq could terminate DoubleClick's right to place such portions of the New Inventory on behalf of Compaq.

      3.6 Unsold Inventory. All unsold inventory of Standard Ad Units may be Bartered by Compaq, subject to the fees set forth in Article IV.

      3.7 Termination of Ad Sales Representation.

            (a) (***)

            (b) (***)

(***) Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

            (c) (***)

      3.8 Compaq's Ad Sales Service Obligations.

            (a) Compaq agrees to effect all necessary HTML programming with respect to the Web Site and Pages in accordance with the HTML modifications (the "HTML Modifications") designated by DoubleClick so as to enable DoubleClick to perform its obligations under this Agreement.

            (b) At all times during the Term, each Search Results Page and Directory Page shall include substantially the same number and type of Standard Ad Units as were included on the corresponding or most closely analogous Search Results Page or Directory Page prior to the Effective Date of this Agreement, as illustrated on Exhibit A.

            (c) Compaq agrees that DoubleClick has no responsibility to review the contents of Pages or the Web Site.

            (d) (***)

(***) Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

            (e) Compaq acknowledges and agrees that all Standard Ad Units sold by DoubleClick under the Existing Agreement for delivery after the Effective Date shall be governed by the terms and conditions of this Agreement and Compaq shall pay DoubleClick the DART Service fee, sales commission, billing and collections fees and other fees specified under Article IV of this Agreement for all such Standard Ad Units delivered after the Effective Date.

      3.9 Dedicated Sales Specialists. Until the end of Year 2, no fewer than four DoubleClick sales specialists, reasonably acceptable to Compaq, shall be designated by DoubleClick as the Web Site's dedicated sales team. Promptly after the Effective Date, DoubleClick shall use commercially reasonable efforts to staff Web Site's dedicated sales team.

      3.10 DoubleClick's Ad Sales Service Obligations.

            (a) Use of Information. DoubleClick shall have the right to use for DoubleClick's own use or for use in connection with potential Advertisers on the Ad Sales Service, information concerning Pages, Impressions and Users accessing Pages obtained through the Service, provided DoubleClick does not reproduce any Pages without Compaq's prior consent.

            (b) Reporting. In addition to the daily DART Service reports made available to Compaq through DoubleClick's Web site (www.doubleclick.net), DoubleClick shall furnish to Compaq on a monthly basis the following reports:
(i) a list of the Advertisers that have purchased Standard Ad Units through DoubleClick, together with a summary of the nature of the order (type of Standard Ad Unit and Impressions) and revenue generated from such Advertiser; and (ii) a four-month and twelve-month forecast of the Standard Ad Units scheduled to run on the Web Site. During the Term, DoubleClick agrees also to provide Compaq with such other reports as Compaq may reasonably request; provided that DoubleClick shall not be required to provide reports that are, in DoubleClick's view, unduly burdensome to prepare. All reports and data provided by DoubleClick to Compaq are subject to the confidentiality obligations set forth herein, and access to such reports and data online is subject to DoubleClick's customary security procedures.

            (c) Excluded Advertisers. DoubleClick agrees (i) in Year 2, not to solicit any of the Year 2 Excluded Advertisers for the placement of Standard Ad Units on the Web Site; and (ii) in Year 3, not to solicit any of the Year 3 Excluded Advertisers for the placement of Standard Ad Units on the Web Site. DoubleClick shall have the right to solicit, in Year 3, those Year 2 Excluded Advertisers that are not also Year 3 Excluded Advertisers.

      3.11 Rate Card. During the Term of this Agreement, Compaq, in consultation with DoubleClick, shall set the rate card for all Advertising sold by DoubleClick. The current rate card as of the Effective Date is attached hereto as Exhibit D. In addition, Compaq, in consultation with DoubleClick, shall set the minimum and maximum term for Advertiser Contracts and such other Advertising sales policies and parameters for sales of Advertising on the Web Site as Compaq may notify DoubleClick in writing from time to time, which policies and parameters shall include credit and collections policies applicable to Advertisers (collectively, the "Sales Policies"). Except as otherwise provided in this Agreement, the rate card and Sales Policies for Advertising to be sold by DoubleClick on behalf of Compaq must be the same as those applied by Compaq to its own Advertising sales for the Web Site. The parties acknowledge that the credit policies included in the Sales Policies are not applicable to Advertising sales made by DoubleClick on Compaq's behalf prior to the date this Agreement was fully executed by the parties.

                                   ARTICLE IV
                                  COMPENSATION

      4.1 Payments. During the Term of this Agreement, Compaq shall pay to DoubleClick (i) a DART Services fee for all advertising delivered by DoubleClick to the Web Site, (ii) a sales commission based on the Net Revenues generated from all Standard Ad Units sold by DoubleClick on behalf of Compaq, for all sales, customer support and other services (other than billing and collections services) that DoubleClick performs on behalf of Compaq and (iii) a billing and collections fee for all billing and collections services performed by DoubleClick on behalf of Compaq in relation to Standard Ad Units sold by DoubleClick, based on the Net Revenues generated from such Standard Ad Units.

      4.2 DART Services Fee.

            (a) Delivery of U.S. Ads. Compaq shall pay a DART fee for all Advertising that is delivered by DoubleClick during the Term to the Web Site. For all Advertising delivered by servers located in the U.S., DoubleClick shall charge one of the following, as applicable:

                  (i)   (***)

                  (ii)  (***)

                  (iii) (***)

            (b) Tracking and Trafficking Fees. In addition to one of the payments required by Section 4.2(a) above, Compaq shall also pay the following fees to the extent that the following Services from DoubleClick are utilized during the Term:

                  (i)   (***)

                  (ii)  (***)

            (c) Delivery of International Ads. Due to varying and higher bandwidth costs outside of the U.S., different DART fees shall be charged for Advertising delivered during the Term by servers located outside of the U.S. The Year 1 international DART fee for each country is set forth on Schedule 1 attached hereto. Compaq shall have the right to designate the country

(***) Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

from which International Ads are served. Thereafter, commencing on each December 1 during the Term (other than on December 1, 2000), Compaq and DoubleClick shall meet to determine the international DART fee for Year 2 or Year 3, as the case may be.

            (d) Pricing for Delivery of Ads Placed by Compaq. The parties shall meet, commencing on December 1, 1999, to determine whether the DART fees specified in Section 4.2(a) to be in effect for Year 2 for the delivery of Advertising placed by Compaq should be adjusted. The parties would also meet, commencing on December 1, 2000, to determine whether the DART fees in effect in Year 3 should be adjusted.

      4.3 Ad Sales Commission and Billing/Collections Fees. Compaq shall pay to DoubleClick (i) the sales commissions set forth below for all the Ad Sales Service, support, and other services (other than billing and collections services) that DoubleClick performs on behalf of Compaq and (ii) the billing and collections fees set forth below for all billing and collections services performed by DoubleClick in relation to Standard Ad Units sold by DoubleClick on behalf of Compaq, in each case based on the Net Revenues generated from all Standard Ad Units sold by DoubleClick on behalf of Compaq:

--------------------------------------------------------------------------------
                     Billing and          Sales Commission to DoubleClick
                     Collections   ---------------------------------------------
Period During Term       Fee        National Ads   International Ads   Local Ads
--------------------------------------------------------------------------------
    Year 1              (***)
--------------------------------------------------------------------------------
    Year 2              (***)
--------------------------------------------------------------------------------
    Year 3              (***)
--------------------------------------------------------------------------------

All sales commissions and billing and collections fees based on Net Revenue shall be determined using the above chart and based upon the date upon which the Standard Ad Units are sold. If a campaign continues from one calendar year into the next, the rates applicable at the start of the campaign shall apply for the whole campaign. For National Ads sold before any termination by Compaq of DoubleClick's rights under this Agreement, DoubleClick shall be entitled to receive the sales commission and billing and collections fees for those National Ads over the life of the campaign, even if the campaign continues to run after the effective date of Compaq's termination of those rights.

      4.4 (***)

(***) Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

      4.5 Training; Sales Engineer Services. DoubleClick shall provide one training session on the DART Service at DoubleClick's offices in New York City at no charge to Compaq. All additional training and other DoubleClick personnel days shall be charged for at DoubleClick's customary rates.

      4.6 (***)

(***) Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

      4.7 Opportunity Cost. All Advertising placed by Compaq shall normally be subject to existing Advertising placements made by DoubleClick. In the unusual event that (i) DoubleClick is required by Compaq to cancel any Advertising campaign sold by DoubleClick on behalf of Compaq to avoid a conflict with an advertising agreement entered into by Compaq and (ii) no alternative Advertising programs acceptable to Advertiser are available through DoubleClick, Compaq shall remit to DoubleClick the sales commission to which DoubleClick would have been entitled had the campaign run its full course, by the dates such payments would have been due hereunder assuming the cancelled Advertising had been paid when due and Compaq shall be solely responsible for any compensation due to the Advertiser whose Advertising campaign has been cancelled. However, the foregoing provision shall not apply to Advertising that Compaq has identified to DoubleClick in good faith in advance in a written notice as being unavailable, if DoubleClick nonetheless sells such Advertising after its receipt of such notice; it being understood that in this instance only, DoubleClick shall be solely responsible for any compensation due to the Advertiser whose Advertising campaign has been cancelled.

      4.8 (***)

      4.9 Compaq's Costs. Compaq shall be solely responsible for any costs or expenses it incurs in connection with the Services or performance of its obligations under this Agreement including, without limitation, expenses associated with any HTML programming and linking Pages to the DART Service.

      4.10 DoubleClick's Costs. DoubleClick shall be solely responsible for any costs or expenses it incurs in connection with the provision of the Services or performance of its

(***) Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

obligations under this Agreement including, without limitation, expenses associated with any costs of operating and maintaining the DART Service.

                                    ARTICLE V
                               TERM & TERMINATION

      5.1 Term. This Agreement shall be for a term of three (3) years from the Effective Date, unless terminated earlier in accordance with the terms set forth below or until the end of the notice period required by Section 5.2 (the "Term"). The Term shall be automatically renewed for additional twelve (12) month periods unless there is a notice pursuant to Section 5.2 below.

      5.2 Notice of Non-Renewal. In the event either party decides not to renew this Agreement at the expiration of three (3) years from the Effective Date, or at the expiration of any renewal period, the party that desires to terminate shall provide the other with notice of such decision no earlier than the commencement of Year 3 and no later than (i) ninety (90) days prior to the expiration of Year 3, for termination at the end of Year 3 and (ii) 180 days prior to the expiration of any renewal term; provided, however, that if Compaq fails to give the notice required by this Section, the Term and this Agreement shall continue until DoubleClick has received the applicable period of days advance written notice of Compaq's decision not to renew.

      5.3 Termination for Breach. In the event of a material breach of a material provision of this Agreement, the non-breaching party may give written notice of such breach to the breaching party and if the breaching party fails to cure such breach within ninety (90) days of receipt of such notice, the non-breaching party may terminate this Agreement once the cure period has expired.

      5.4 Termination for Certain Changes. In addition to its right to terminate specified above, Compaq shall also have the right to terminate this Agreement if any of the following events occur:

            (a) DoubleClick is found by reputable independent sources on the basis of verifiable data based on an analysis of a period of not less than 180 days, to no longer be one of the top three Centralized Internet Ad Delivery Companies measured on the basis of the aggregate number of Impressions served by each Centralized Internet Ad Delivery Companies in such period (the "Top Three")

            (b) DoubleClick ceases to operate or provide technical support for the DART Service for a period in excess of five (5) business days;

            (c) DoubleClick is adjudged insolvent or bankrupt;

            (d) Institution of any proceeding by DoubleClick seeking relief, reorganization or arrangement under any laws relating to insolvency;

            (e) Institution of any proceeding against DoubleClick seeking relief, reorganization or arrangement under any laws relating to insolvency that is not dismissed within sixty (60) days;

            (f) The making of any assignment for the benefit of creditors;

            (g) Upon the appointment of a receiver, liquidator or trustee of any of DoubleClick's property or assets, or upon liquidation, dissolution or winding up of the DoubleClick's business; or

            (h) In the event that a Person who owns, either directly or indirectly, a Web site that is widely regarded by recognized Internet industry analysts as a direct competitor of the Web Site acquires (i) through a merger or consolidation pursuant to which the stockholders of DoubleClick immediately prior to such merger or consolidation will not own, immediately after such merger or consolidation, at least forty percent (40%) of the voting power of the surviving Person's voting securities, whether or not such Person is DoubleClick,
(ii) securities representing a majority of DoubleClick's voting securities as a result of a tender or exchange offer, open market purchase, privately negotiated purchases, share exchange, extraordinary dividend, acquisition, disposition or recapitalization (or series of related transactions of such nature) (other than a merger or consolidation), and (iii) all or substantially all of DoubleClick's assets.

      5.5 Effect of Termination.

            (a) Notwithstanding anything to the contrary contained herein, in the event this Agreement is terminated and DoubleClick, prior to said termination, has entered into any Advertiser Contracts for the delivery of Standard Ad Units to the Pages, the duration of which Advertiser Contracts extend beyond the date on which this Agreement has been terminated, and such Standard Ad Units continue to be delivered after the termination of this Agreement, then DoubleClick shall be entitled to receive (i) sales commissions and billing and collections fees for such Standard Ad Units calculated on the basis of the applicable sales commission and billing and collections fees that would have been due under Section 4.3 above as of the effective date of the Advertising Contract for the type of Standard Ad Units in question and (ii) where the parties mutually agree that DoubleClick should continue to deliver said Standard Ad Units on behalf of Compaq, the applicable DART Service fees specified in Section 4.2.

            (b) The following provisions of this Agreement and any causes of action arising in relation to this Agreement prior to termination, shall survive such termination: Sections 7.1 through 7.3, 9.1, 9.2, and 10.1 and Article V.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

      6.1 Compaq's Representations and Warranties. Compaq represents and warrants at all times that Compaq (i) owns the Web Site, and (ii) has the right and full power and authority to enter into this Agreement, to grant the rights herein granted and fully to perform its obligations hereunder. Compaq acknowledges that the System can be used to target, measure and traffic advertisements in many different ways and based on many difference types of data. Compaq represents and warrants that it will not use the System or the DART Service in a way or for any purpose that infringes or misappropriates any third party's copyrights, patents issued as of the Effective Date, trademarks or trade secrets.

      6.2 DoubleClick's Representations and Warranties. DoubleClick represents and warrants that (i) it owns the DART Service and the System, (ii) it has the right and full power and authority to enter into this Agreement, to grant the rights herein granted and fully to perform its obligations hereunder, and (iii) the System was developed by DoubleClick without infringement or misappropriation of any third party's copyrights, U.S. patents issued as of the Effective Date, trademarks or trade secrets.

                                   ARTICLE VII
                                   INDEMNITIES

      7.1 Compaq's Indemnities. Compaq agrees to indemnify and hold DoubleClick and its Affiliates, officers, directors, employees and agents (each a "DoubleClick Indemnitee") harmless from and against any and all claims, actions, losses, damages, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements incurred by a DoubleClick Indemnitee in any action between Compaq and the DoubleClick Indemnitee, or between the DoubleClick Indemnitee and any third party or otherwise) arising out of or in connection with any breach of any of Compaq's representations, warranties or obligations set forth in this Agreement. DoubleClick shall promptly notify Compaq of all claims and proceedings related thereto of which DoubleClick becomes aware.

      7.2 DoubleClick's Indemnities. DoubleClick agrees to indemnify and hold Compaq and its Affiliates, officers, directors, employees and agents (each a "Compaq Indemnitee") harmless from and against any and all claims, actions, losses, damages, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements incurred by a Compaq Indemnitee in any action between DoubleClick and the Compaq Indemnitee, or between the Compaq Indemnitee and any third party or otherwise) arising out of or in connection with any breach of DoubleClick's representations, warranties or obligations set forth in this Agreement. Compaq shall promptly notify DoubleClick of all claims and proceedings related thereto of which Compaq becomes aware.

      7.3 Procedure. The indemnitee ("Indemnitee") that intends to claim indemnification under this Agreement shall promptly notify the other party (the "Indemnitor") of any claim, demand, action or other proceeding for which the Indemnitee intends to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume sole control of the defense thereof with counsel selected by the Indemnitor; provided, however, that the Indemnitee shall have the absolute right to retain its own counsel, with the fees and expenses to be paid by the Indemnitee. The indemnity obligations under this Agreement shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnitor, which consent shall not be unreasonably withheld or delayed. The failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to Indemnitor's ability to defend such action, shall relieve the Indemnitor of any liability to the Indemnitee under this Article
VII. The Indemnitee, its employees, agents, officers, directors and partners shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by an indemnification from the Indemnitor.

                                  ARTICLE VIII
                              ANCILLARY OBLIGATIONS

      8.1 Web Site Co-Marketing. Each party shall have the right to create promotional materials for the Web Site and Advertising on the Web Site, provided that each party's use of the other party's trade name and trademarks is subject to (i) the other party's approval, which shall not be unreasonably withheld or delayed and (ii) compliance with the other party's standards and guidelines as to proper use of such party's trade name and trademarks ("Trademark Use Guidelines"). Each party's Trademark Use Guidelines are attached hereto as Exhibits E-1 and E 2. All use of the other party's trade name and trademarks is by way of license only and only for the limited purposes of creating and distributing the promotional materials during the Term. Each party shall comply with the requests of the other party in relation to correct usage of the other party's trademarks and shall promptly make any changes to the use being made of the other party's trademarks and trade names if such change is requested by other party.

      8.2 Non-Solicitation. During the Term and for a one-year period following expiration or termination of this Agreement:

            (a) Compaq agrees for itself and for its Affiliates not to (i) solicit for employment (whether directly or indirectly) any employee of DoubleClick or (ii) employ any former employee of DoubleClick within sixty (60) days of such former employee leaving DoubleClick; and

            (b) DoubleClick agrees not to (i) solicit for employment (whether directly or indirectly) any employee of Compaq or (ii) employ any former employee of Compaq within sixty (60) days of such former employee leaving the Compaq.

                                   ARTICLE IX
                    DISCLAIMERS AND LIMITATIONS ON LIABILITY

      9.1 WARRANTY DISCLAIMERS.

            (a) DOUBLECLICK DISCLAIMER. EXCEPT AS SET FORTH IN THIS AGREEMENT, DOUBLECLICK MAKES NO WARRANTIES OF ANY KIND TO ANY PERSON WITH RESPECT TO THE SERVICES, THE SYSTEM, ANY ADVERTISING OR ANY DATA SUPPLIED, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT.

            (b) COMPAQ DISCLAIMER. EXCEPT AS SET FORTH TN THIS AGREEMENT, COMPAQ MAKES NO WARRANTIES OF ANY KIND TO ANY PERSON WITH RESPECT TO THE WEB SITE, ANY ADVERTISING OR ANY DATA SUPPLIED, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT.

      9.2 Limitation and Exclusion of Liability. Neither party shall be liable to the other party, any Advertisers or any other third party for any loss, cost, damage or expense incurred in connection with the unavailability or inoperability of the System, the Services or the Internet, technical malfunction, computer error or loss or corruption of data, or other injury, damage or disruption of any kind related thereto. In no event shall either party be liable for any indirect, incidental, consequential, special or exemplary damages, including, but not limited to, loss of profits, or loss of business opportunity, even if such damages are foreseeable and whether or not the other party has been advised of the possibility thereof. Except in relation to a claim against a party based on its breach of its representations and warranties in this Agreement as to infringement and misappropriation of third party copyrights, patents, trademarks or trade secrets, each party's maximum aggregate liability shall not exceed the total amount paid by Compaq to DoubleClick under this Agreement or the Existing Agreement during the twelve (12) month period prior to the first date the liability arose. In all Advertiser Contracts the parties shall use reasonable efforts to include a provision that will state that the other party is a third party beneficiary of any disclaimers and limitations or exclusions of liability that such party has agreed to with the Advertiser in the Advertiser Contract.

                                    ARTICLE X
                                 CONFIDENTIALITY

      10.1 Confidentiality. The terms of this Agreement and information and data that either party has received or will receive from the other party about the Services, the System and other matters relating to the respective businesses of the parties is proprietary and confidential information of the disclosing party ("Confidential Information"), including without limitation any information that is marked as "confidential" or should be reasonably understood to be confidential or proprietary to the disclosing party and any reference manuals compiled or provided hereunder. Each party agrees that for the Term and for two
(2) years thereafter, it will not disclose to any third party nor use for any purpose not permitted under this Agreement any Confidential Information disclosed to it by the other party. The nondisclosure obligations set forth in this Section shall not apply to information that the receiving party can document is generally available to the public (other than through breach of this Agreement by the receiving party) or was already lawfully in the receiving party's possession at the time of receipt of the information from the disclosing party.

                                   ARTICLE XI
                               GENERAL PROVISIONS

      11.1 Independent Contractor Status. Each party shall be and act as an independent contractor and not as partner, joint venturer or agent of the other.

      11.2 Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts or choice of law of any jurisdiction.

      11.3 Dispute Resolution. The parties shall attempt to settle any claim or controversy arising out of this Agreement through consultation and negotiation in good faith and spirit of mutual cooperation. In the event that any dispute arises between the parties in connection with any subject matter of this Agreement, the dispute will be referred to a senior-level manager of each party involved in the day-to-day performance of this Agreement, who shall promptly meet and endeavor to resolve the dispute in a timely manner. In the event such individuals are unable to resolve such dispute within ten (10) days from the commencement of the dispute, the matter shall be referred to the Chief Executive Officer ("CEO") of each party, who shall promptly meet and endeavor to resolve the dispute. In the event that the respective CEOs of the parties are unable to resolve such dispute within ten
(10) days, the dispute shall be deemed an unresolved dispute and either party may commence litigation in a court having proper jurisdiction to resolve such dispute.

      11.4 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the minimum extent necessary without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provisions in any other jurisdiction.

      11.5 Force Majeure. No failure or omission by the parties hereto in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement nor create any liability if the same shall arise from any cause or causes beyond the control of the parties, including but not limited to the following which, for the purposes of this Agreement, shall be regarded as beyond the control of the party in question: acts of God, acts or omissions of any government or any rules, regulations or orders of any governmental authority or any officer, department, agency or instrument thereof; fire, storm, flood, earthquake, accident, acts of the public enemy, war, rebellion, Internet brown out, insurrection, riot, invasion, strikes, or lockouts.

      11.6 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

             If to DoubleClick, to:

             DoubleClick Inc.
             41 Madison Avenue
             New York, NY 10010
             Attention: Chief Executive Officer
             Telecopier No.: (212) 889-0029

             With a copy to:

             DoubleClick Inc.
             41 Madison Avenue
             New York, NY 10010
             Attention: General Counsel
             Telecopier No.: (212) 497-4397

             If to Compaq, to:

             Compaq Computer Corporation
             P0 Box 692000
             MS 130705
             Houston, TX 77269-2000
             Attention: General Manager of Alta Vista
             Telecopier No.: (281) 514-2962

             With a copy to:

             Compaq Computer Corporation
             P0 Box 692000
             MS 110701
             Houston, TX 77269-2000
             Attention: Law Department
             Telecopier No.: (281) 514-8332

             or to such other address or attention of such other Person as such party shall advise the other party in writing.

All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepared, if mailed; and when receipt is mechanically acknowledged, if telecopied.

      11.7 Entire Agreement. This Agreement, together with the schedules, exhibits and addenda hereto, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth herein. This Agreement, together with the schedules, exhibits and addenda hereto, supercedes and terminates all prior agreements and understandings between the parties with respect to such subject matter, including, but not limited to the Existing Agreement.

      11.8 Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. This Agreement and the rights hereunder are not transferable without the prior written consent of the non-assigning party; provided, however, that DoubleClick may assign this Agreement and its rights and obligations hereunder to (a) a purchaser of substantially all of DoubleClick's stock or business by sale, merger or otherwise and (b) an Affiliate of DoubleClick; and provided, further, however, that Compaq may assign this Agreement and its rights and obligations hereunder to (a) a Person who acquires the Web Site or the Web Site's assets or business, by sale, merger or otherwise or (b) an Affiliate of Compaq. Compaq further covenants that it shall not in any circumstance transfer the Web Site or its business involving the Web Site to any Affiliate or third party, without also assigning to such Affiliate or third party (if approved by DoubleClick) Compaq's rights and obligations under this Agreement. Except as provided in Article VII, no

Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement. No assignment to any permitted assign shall be effective until such permitted assign agrees in writing to be bound by and comply with the terms of this Agreement.

      11.9 Amendment and Waiver. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise hereof or the exercise of any other right, power or remedy. The remedies provided herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by the parties hereto from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by each of the parties hereto.

      11.10 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      11.11 Publicity. None of the parties hereto shall issue a press release or public announcement or otherwise make any disclosure concerning this Agreement or the terms hereof, without prior approval by the other party hereto (which approval shall not be unreasonably withheld); provided, however, that nothing in this Agreement shall restrict any party from disclosing information (a) that is already publicly available, except as a result of a breach of this provision by the disclosing party, (b) that is required to be disclosed by law, provided that if such disclosing party is required to file a copy of this Agreement with a governmental authority, such party shall seek confidential treatment to the extent reasonably available and (c) to its attorney's accountant, consultants and other advisers. Prior to issuing any press release, public announcement or disclosure, the disclosing party will deliver a draft of such press release, public announcement or disclosure to the other party and shall give such party a reasonable opportunity to comment thereon.

DOUBLECLICK INC.                               COMPAQ COMPUTER CORPORATION


Signature: /s/ Kevin O'Connor                  Signature: /s/ Rod Schrock
           ---------------------------                    ----------------------
           Kevin O'Connor                      Printed Name: Rod Schrock
           Chief Executive Officer                           -------------------
                                               Title: Senior Vice President
                                                      --------------------------

Dated: January 18, 1999.                       Dated: January 18, 1999.

Exhibits
--------

A            Examples of Badges, Banners, Buttons, Text Links and Toolboxes

B            Description of the DART Service

C            Form of New Inventory Addendum

D            Rate Card

E-l          Compaq Trademark Use Guidelines

E-2          DoubleClick Trademark Use Guidelines

Schedule
--------

1            Advertising Order

                                    EXHIBIT A

         EXAMPLES OF BADGES, BANNERS, BUTTONS, TEXT LINKS AND TOOLBOXES

Home Page Standard Ad Units

[GRAPHIC]

Search Results Page Standard Ad Units

[GRAPHIC]

Directory Page Standard Ad Units
(AV Category)

                                   [GRAPHIC]


                             AD UNIT SPECIFICATIONS

-------------------------------------------   Ad Type:     Standard Banner
Visit IBM. Business Center                    Demensions:  468 x 60          Standard Banner
Enter to win an IBM ThinkPad.(R) click here   File Size:   12K max           Appears on every AV Category page. May be targeted with
-------------------------------------------   Animation:   3 loops max       keywords, or served as run of site inventory.
------------------------------------------------------------------------------------------------------------------------------------

------------                                  Ad Type:     Badge             Badge
DATEK [LOGO]                                  Demensions:  120 X 60          Appears directly to the right of the directories. On
 ONLINE                                       File Size:   3K max            the results pages it migrates to the left margin. This
------------                                  Animation:   3 loops max       is a fixed Badge associated with a specific Category
                                                                             and is served on the page whenever a user enters that
                                                                             Category or associated Sub-Categories. A maximum of
                                                                             three will appear on the page.
------------------------------------------------------------------------------------------------------------------------------------

GetSmart"
----------------------                        Ad Type:     Toolbox           Toolbox
Loan Center                                   Demensions:  131 x 190         Available on a Category exclusive basis that takes the
Home Loops                                    File Size:   8K max            place of the three Badges. Advertisers can use the
Refinance Your Home                           Animation:   None              Toolbox to "lock-out" competitors in a Category.
Comsolidate Your Debt                         Image Maps:  Available
Business Financing
----------------------
------------------------------------------------------------------------------------------------------------------------------------

Example of a Button

[GRAPHIC]

                                    EXHIBIT B

                         DESCRIPTION OF THE DART SERVICE

                                              DART
                                       DoubleClick
                               www.doubleclick.net

                   Advertising Management Product Capabilities

--------------------------------------------------------------------------------

Feature                                                 DoubleClick Dart
--------------------------------------------------------------------------------
Targeting Capabilities
--------------------------------------------------------------------------------
Search keywords/phrases                                       Yes
--------------------------------------------------------------------------------
Domain type (.com, .edu, etc.)                                Yes
--------------------------------------------------------------------------------
SIC Code                                                      Yes
--------------------------------------------------------------------------------
Number of employees                                           Yes
--------------------------------------------------------------------------------
Company revenue                                               Yes
--------------------------------------------------------------------------------
Editorial Keywords                                            Yes
--------------------------------------------------------------------------------
Geography (country, state, area code, zip code)
                                                              Yes
--------------------------------------------------------------------------------
Time of day relative to server                                Yes
--------------------------------------------------------------------------------
Time of day relative to user                                  Yes
--------------------------------------------------------------------------------
Browser type                                                  Yes
--------------------------------------------------------------------------------
Operating system                                              Yes
--------------------------------------------------------------------------------
Internet Service Provider (ISP)                        Yes (int'l included)
--------------------------------------------------------------------------------
On-line Service Provider (OSP)                         Yes (int'l included)
--------------------------------------------------------------------------------
Affinity targeting                                            Yes
--------------------------------------------------------------------------------
Target by site                                                Yes
--------------------------------------------------------------------------------
Target by page                                                Yes
--------------------------------------------------------------------------------
Editorial targeting (page content)                            Yes
--------------------------------------------------------------------------------
Psychographic targeting                                       Yes
--------------------------------------------------------------------------------
Demographic (registration) targeting                          Yes
--------------------------------------------------------------------------------
Additional Ad Placement Criteria
--------------------------------------------------------------------------------
Frequency of exposure control                                 Yes
--------------------------------------------------------------------------------
Single user, series exposure (<15 banners)                    Yes
--------------------------------------------------------------------------------
Automatic CPM biasing                                         Yes
--------------------------------------------------------------------------------
Control speed of campaign delivery                            Yes
--------------------------------------------------------------------------------
Cost per click                                                Yes
--------------------------------------------------------------------------------
Reporting
--------------------------------------------------------------------------------
On-line advertiser reports                     Most detailed report in industry,
                                                        updated daily
--------------------------------------------------------------------------------
On-line advertising summary                        Updated every 15 minutes
--------------------------------------------------------------------------------
On-line site reports                                    Updated daily
--------------------------------------------------------------------------------
On-line management reports                                    Yes
--------------------------------------------------------------------------------
Ad alarms (notification of possible problems)                 Yes
--------------------------------------------------------------------------------
Reports accessible from Web                                   Yes
--------------------------------------------------------------------------------
Customizable via Web interface                                Yes
--------------------------------------------------------------------------------
Inventory Management
--------------------------------------------------------------------------------
Inventory forecasting, including keywords                     Yes
--------------------------------------------------------------------------------
Where inventory is unavailable, displays                      Yes
contending ads
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Feature                                                 DoubleClick Dart
--------------------------------------------------------------------------------
On-line order entry/changes                                   Yes
--------------------------------------------------------------------------------
Segmentation of inventory so that only                        Yes
designated affiliate sites/employees may view
and sell
--------------------------------------------------------------------------------
Alternatives for unsold space                       Direct, house ads, paid ads
--------------------------------------------------------------------------------
Additional Features
--------------------------------------------------------------------------------
Customizable UI to facilitate user-defined                    Yes
content categories
--------------------------------------------------------------------------------
Access to raw data files by FTP                               Yes
--------------------------------------------------------------------------------
Support for secure servers                                    Yes
--------------------------------------------------------------------------------
Delivery of all enhanced creative                             Yes
--------------------------------------------------------------------------------
Sales force management                                        Yes
--------------------------------------------------------------------------------
Assign different levels of access to different                Yes
users
--------------------------------------------------------------------------------
Audit log of all changes to placements                        Yes
--------------------------------------------------------------------------------
Online insertion orders                                       Yes
--------------------------------------------------------------------------------
Automated email alerts                                        Yes
--------------------------------------------------------------------------------
Automatic detection/stripping of fraudulent                   Yes
activity
--------------------------------------------------------------------------------
Additional Features: International
--------------------------------------------------------------------------------
Supports multiple languages                            Japanese, Spanish
--------------------------------------------------------------------------------
Supports multiple currencies                                  Yes
--------------------------------------------------------------------------------
Automated cross-currency bill settlement                      Yes
--------------------------------------------------------------------------------
Enhanced international domain targeting                       Yes
--------------------------------------------------------------------------------
Value Added Products
--------------------------------------------------------------------------------
Creative testing                                       Test It! (included)
--------------------------------------------------------------------------------
Lead/sale conversion report                           Spotlight (included)
--------------------------------------------------------------------------------
Biasing of banners to best-performing pages              Click Boosters
--------------------------------------------------------------------------------
Accounts for revenue splits on co-branded                  Syndicate
pages
--------------------------------------------------------------------------------
Service
--------------------------------------------------------------------------------
Software and equipment                              DoubleClick service center
--------------------------------------------------------------------------------
Problem resolution                                       24 hour service
--------------------------------------------------------------------------------
Redundancy                                                    Yes
--------------------------------------------------------------------------------
Scaleable                                                     Yes
--------------------------------------------------------------------------------
Audit                                                       Included
--------------------------------------------------------------------------------
Volume                                                      Unlimited
--------------------------------------------------------------------------------
Accounting
--------------------------------------------------------------------------------
Generation of flat files compatible with standard             Yes
accounting software
--------------------------------------------------------------------------------
References
--------------------------------------------------------------------------------
# of clients (network + DART)                                 100+
--------------------------------------------------------------------------------
# of sites served                                            1,000+
--------------------------------------------------------------------------------

                                    EXHIBIT C

                          FORM OF NEW INVENTOR ADDENDUM

For purposes of the Advertising Services Agreement between DoubleClick Inc. and Compaq Computer Corporation, dated January ___, 1999 (the "Advertising Services Agreement"), DoubleClick Inc. shall provide Services to the New Web Site Area described below. "Services," "New Web Site Area," and all other capitalized terms used but not defined in this Addendum, shall have the meaning ascribed to them in the Advertising Services Agreement.

This New Inventory Addendum shall become effective as of_________ ___, 199__

Description of New Web Site Area

Exclusivity

Rights to Terminate

DOUBLECLICK INC.                         COMPAQ COMPUTER CORPORATION


Signature:                               Signature:
          -----------------------------            -----------------------------
Printed Name:                            Printed Name:
             --------------------------               --------------------------
Title:                                   Title:
      ---------------------------------        ---------------------------------
Date:                                    Date:
     ----------------------------------       ----------------------------------

                                    EXHIBIT D

                                    RATE CARD

                                    [TABLE]

                                     (***)

(***) Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT E-1

                         COMPAQ TRADEMARK USE GUIDELINES

                                    [GRAPHIC]

                                     (***)

(***) Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT E-2

                      DOUBLECLICK TRADEMARK USE GUIDELINES

                                    [GRAPHIC]

                                     (***)

(***) Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended.

                                   SCHEDULE I

                                ADVERTISING ORDER

Pursuant to the terms of this Agreement, DoubleClick shall deliver advertisements in the following instances and in the following order of priority:

      (a) Paid Advertisement, sold on a cost-per-thousand basis, delivered to users which match the criteria selected by an Advertiser from information currently available to DoubleClick concerning Users;

      (b) Paid Advertisement, sold on a cost-per-action basis, delivered if no match occurs or a Paid Advertisement under (a) above is unavailable; and

      (c) Unpaid Advertisement, delivered if no match occurs or a Paid Advertisement is unavailable. Unpaid Advertisements shall include unsold inventory bartered by Compaq.